ACCUMULATOR(R) ELITE(SM)

Combination variable and fixed deferred annuity
Enrollment Form under Group Annuity Contract No. AC6725 (Non-Qualified), No. AC6727 (Qualified) and Application for Individual Contract

MAILING INSTRUCTIONS:
EXPRESS MAIL: Accumulator
c/o Bank One, N.A.
300 Harmon Meadow Boulevard, 3rd Floor
Attn: Box 13014, Secaucus, NJ 07094

REGULAR MAIL: Accumulator
P.O. Box 13014, Newark, NJ 07188-0014

[logo]
AXA DISTRIBUTORS, LLC
FOR ASSISTANCE CALL 888-517-9900

PLEASE PRINT

--------------------------------------------------------------------------------
1. TYPE OF CONTRACT
-------------------

|_| Non-Qualified (NQ)

|_| Rollover IRA

|_| Roth Conversion IRA

|_| Qualified Plan - Defined Contribution (DC) only(2)

|_| ERISA Tax-Sheltered Annuity (Rollover TSA)

|_| Non-ERISA Tax-Sheltered Annuity (Rollover TSA)

|_| Inherited IRA BCO(1,2)

|_| Inherited Roth IRA BCO(1,2)

1. PLEASE COMPLETE THE INHERITED IRA BCO DATA SHEET. THE GPB OPTION 1 OR 2 IN SECTION 12B, SPECIAL DOLLAR COST AVERAGING IN SECTION 13, AND THE GUARANTEED MINIMUM INCOME BENEFIT IN SECTION 10 ARE NOT AVAILABLE.

2. THE GUARANTEED WITHDRAWAL BENEFIT (GWB) IS NOT AVAILABLE.

ALL OF THE ABOVE ARE SUBJECT TO STATE AND CONTRACT AVAILABILITY.

--------------------------------------------------------------------------------
2. OWNER
---------


If your Mailing Address is different from the Primary Residential Address below, please provide your Mailing Address in Section 8.

|_| Individual
|_| Qualified Plan Trustee - DC
|_| Trustee (for an Individual)
|_| Beneficiary of Deceased IRA owner
|_| UGMA/UTMA*
|_| Other Non-Natural Owner
|_| Custodian (IRA)

|_| MALE     |_| FEMALE

--------------------------------------------------------------------------------
Name (First)                     (Middle Initial)                   (Last)

--------------------------------------------------------------------------------
Name (continued, if necessary)

--------------------------------------------------------------------------------
Primary Residential Address - NO P.O. BOX PERMITTED
(IF NON-US, CALL 888-517-9900.)

--------------------------------------------------------------------------------
City                                  State                         ZIP Code

--------------------------------------------------------------------------------
SOCIAL SECURITY NO./TIN                    DATE OF BIRTH (M/D/Y)

--------------------------------------------------------------------------------
Home Phone                                 Office Phone

--------------------------------------------------------------------------------
Driver's License/Passport No.+      State/Country            Exp. Date

* As a Custodian under the____________(state) Uniform Gifts to Minors Act (UGMA) or Uniform Transfer to Minors Act (UTMA).

--------------------------------------------------------------------------------
OPTIONAL 3. JOINT OWNER (NQ CERTIFICATES/CONTRACTS ONLY.)
---------------------------------------------------------------

SPOUSAL PROTECTION BENEFIT RIDER (Both spouses must be age 70 or younger on the contract issue date.) Joint Owners act jointly in exercising all ownership rights. BOTH SPOUSES MUST EACH BE INDIVIDUALLY NAMED AS PRIMARY BENEFICIARIES IN
SECTION 5.

|_| Yes, I wish to elect the Spousal Protection Benefit Rider, the Joint Owner is my spouse and I have completed the section below in its entirety with the Joint Owner information.

                                    |_| Male       |_| Female

--------------------------------------------------------------------------------
Name (First)                   (Middle Initial)                   (Last)

--------------------------------------------------------------------------------
Primary Residential Address - NO P.O. BOX PERMITTED
(IF NON-US, CALL 888-517-9900.)

--------------------------------------------------------------------------------
City                            State                            ZIP Code

--------------------------------------------------------------------------------
SOCIAL SECURITY NO./TIN                   DATE OF BIRTH (M/D/Y)

--------------------------------------------------------------------------------
Home Phone                                  Office Phone

--------------------------------------------------------------------------------
Driver's License/Passport No.+           State/Country             Exp. Date


--------------------------------------------------------------------------------
4. ANNUITANT
------------

If other than Owner.               |_| Male       |_| Female

--------------------------------------------------------------------------------
Name (First)                   (Middle Initial)                (Last)

--------------------------------------------------------------------------------
Primary Residential Address -  NO P.O. BOX PERMITTED
(IF NON-US, CALL 888-517-9900.)

--------------------------------------------------------------------------------
City                            State                            ZIP Code

--------------------------------------------------------------------------------
SOCIAL SECURITY NO./TIN                   DATE OF BIRTH (M/D/Y)

--------------------------------------------------------------------------------
Relationship to Owner

--------------------------------------------------------------------------------
Driver's License/Passport No.+      State/Country              Exp. Date


--------------------------------------------------------------------------------
5. BENEFICIARY(IES)
-------------------

If more than one - indicate %. Total must equal 100%. Please use Section 8 for additional Primary or Contingent Beneficiaries.

PRIMARY


--------------------------------------------------------------------------------
Name (First)                   (Middle Initial)                (Last)

--------------------------------------------------------------------------------
Relationship to Annuitant                                    %

--------------------------------------------------------------------------------
Name (First)                   (Middle Initial)                (Last)

--------------------------------------------------------------------------------
Relationship to Annuitant                                    %


--------------------------------------------------------------------------------
                       + Required by the U.S. Patriot Act.
                                     E6067
                             AXA DISTRIBUTORS, LLC

                                            AXA Equitable Life Insurance Company
                                               Cat. No. 133648 (10/05) SERIES 04
2004 App 02                                                          Page 1 of 8

--------------------------------------------------------------------------------
6. INITIAL CONTRIBUTION
-----------------------

SPECIFY AMOUNT  $__________________


--------------------------------------------------------------------------------
7. METHOD OF PAYMENT
--------------------

NON-QUALIFIED:

|_| Check payable to AXA Equitable or Wire
|_| 1035 Exchange
|_| CD or Mutual Fund transfer

QUALIFIED PLAN:
|_| Check payable to AXA Equitable or Wire

ROLLOVER IRA:
|_| Direct rollover from qualified plan or TSA
|_| Direct transfer from other traditional IRA
|_| Rollover from governmental EDC plan
|_| Rollover from traditional IRA

ROTH CONVERSION IRA:
|_| Conversion rollover from traditional IRA
|_| Direct transfer from other Roth IRA
|_| Rollover from Roth IRA

INHERITED IRA BCO:
|_| Direct transfer from other traditional IRA with deceased owner |_| Direct transfer from other Roth IRA with deceased owner

ROLLOVER TSA:
|_| Direct 90-24 transfer from another carrier
|_| Rollover by check
|_| Direct transfer from other carrier


--------------------------------------------------------------------------------
8. SPECIAL INSTRUCTIONS
-----------------------

ATTACH A SEPARATE SHEET IF ADDITIONAL SPACE IS NEEDED.

FOR OWNERS WHOSE MAILING ADDRESS DIFFERS FROM THEIR PRIMARY RESIDENTIAL ADDRESS IN SECTION 2.

--------------------------------------------------------------------------------
MAILING ADDRESS - P.O. BOX ACCEPTED

--------------------------------------------------------------------------------
CITY                                                    STATE        ZIP CODE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
MANDATORY 9. GUARANTEED WITHDRAWAL BENEFIT (GWB)
------------------------------------------------

PRINCIPAL PROTECTOR (GWB)

|_| YES, I wish to elect the GWB* feature. For Qualified contracts the Annuitant must be age 20-75. Choose one option:

|_| 5% ANNUAL WITHDRAWAL OPTION    OR    |_| 7% ANNUAL WITHDRAWAL OPTION

|_| NO, I do not wish to elect the GWB feature.

YOUR ELECTION CANNOT BE CHANGED AFTER THE CONTRACT HAS BEEN ISSUED. THIS ELECTION IS SUBJECT TO AN ADDITIONAL CHARGE. THIS BENEFIT AND ITS LIMITATIONS ARE DESCRIBED IN THE PROSPECTUS.

IF YOU ELECT THE GWB, YOU MAY NOT ELECT ANY OF THE FOLLOWING FEATURES:

1. THE GUARANTEED MINIMUM INCOME BENEFIT (GMIB) IN SECTION 10

2. THE GREATER OF 6% OR ANNUAL RATCHET TO AGE 85 GUARANTEED MINIMUM DEATH BENEFIT (GMDB) IN SECTION 11A

3. THE PROTECTION PLUS DEATH BENEFIT RIDER IN SECTION 11B

4. EITHER GUARANTEED PRINCIPAL BENEFIT PROGRAM (GPB) IN SECTION 12B AND

5. THE SPECIAL DOLLAR COST AVERAGING PROGRAM (SPECIAL DCA) IN SECTION 13A.

*  SUBJECT TO STATE AND CONTRACT AVAILABILITY.


--------------------------------------------------------------------------------
Mandatory 10. Guaranteed income benefit election
--------------------------------------------------------

GUARANTEED MINIMUM INCOME BENEFIT (GMIB)

|_| YES, I wish to elect the GMIB feature. The Annuitant must be between 20-75 on the Contract Date.

|_| NO, I do not wish to elect the GMIB feature.

IF YOU ELECT GMIB, YOU MAY NOT ELECT THE GWB IN SECTION 9 OR A GPB PROGRAM IN
SECTION 12B. YOUR ELECTION CANNOT BE CHANGED AFTER THE CONTRACT HAS BEEN ISSUED. THIS ELECTION IS SUBJECT TO AN ADDITIONAL CHARGE. THIS BENEFIT AND ITS LIMITATIONS ARE DESCRIBED IN THE PROSPECTUS.


--------------------------------------------------------------------------------
11. GUARANTEED DEATH BENEFIT ELECTION
-------------------------------------

MANDATORY  A. GUARANTEED MINIMUM DEATH BENEFIT (GMDB)
---------

       |_| Standard (Must be elected if Annuitant is age 76 or older); or |_| Greater of 6%(1) to age 85 or Annual Ratchet to age 85(3); or |_| Annual Ratchet to age 85

       YOU MUST ELECT ONE OF THE ABOVE.
       --------------------------------

OPTIONAL   B. PROTECTION PLUS DEATH BENEFIT RIDER
--------

       |_| Yes, I wish to elect the Protection Plus Death Benefit Rider(2, 3).
           The Annuitant must be 75 or younger on the Contract Date.

YOUR ELECTIONS CANNOT BE CHANGED AFTER THE CONTRACT HAS BEEN ISSUED. THESE ELECTIONS OTHER THAN THE STANDARD ARE SUBJECT TO AN ADDITIONAL CHARGE. PLEASE REVIEW THE CHOICES ABOVE CAREFULLY. EACH BENEFIT AND ITS LIMITATIONS ARE DESCRIBED IN THE PROSPECTUS.

1. CERTAIN INVESTMENT OPTIONS WILL ONLY PROVIDE A 3% ROLL-UP TO AGE 85.
2. SUBJECT TO STATE AND CONTRACT AVAILABILITY.
3. THIS OPTION IS NOT AVAILABLE IF YOU ELECT GWB IN SECTION 9.

--------------------------------------------------------------------------------

2004 App 02                                          Accumulator Elite Series 04
                                                                     Page 2 of 8

THIS SECTION FOR IMMEDIATE ALLOCATIONS

FOR ASSISTANCE WITH THIS SECTION CALL 1-888-517-9900


--------------------------------------------------------------------------------
12. IMMEDIATE ALLOCATION AMONG INVESTMENT OPTIONS
-------------------------------------------------

YOU MAY CHOOSE ONLY ONE OPTION BELOW (A OR B).

--------------------------------------------------------------------------------

A. |_| IMMEDIATE ALLOCATION:

       If not electing 100% allocation to (i) a DCA option in Section 13 or
       (ii) a combination of a DCA option in Section 13 and a Guaranteed Principal Benefit Program below, then you must allocate your initial Contribution among (1) Fixed Maturity Options, (2) Guaranteed Interest Account, and (3) Variable Investment Options, using the Immediate Allocation column.

--------------------------------------------------------------------------------
B.     GUARANTEED PRINCIPAL BENEFIT PROGRAMS

       THE BENEFITS BELOW ARE NOT AVAILABLE IF ELECTING GMIB IN SECTION 10 OR GWB IN SECTION 9. THESE BENEFITS AND THEIR LIMITATIONS ARE DESCRIBED IN THE PROSPECTUS.

       If electing either Guaranteed Principal Benefit below, an amount is allocated to a Fixed Maturity Option (FMO). You must allocate the remaining portion of your initial Contribution using either Section 13, DCA Allocations, or allocate among (1) Fixed Maturity Options, (2) Guaranteed Interest Account, and (3) Variable Investment Options, using the Immediate Allocation column.

       IF YOU HAVE ELECTED TO DOLLAR COST AVERAGE THE REMAINING PORTION OF YOUR INITIAL CONTRIBUTION IN SECTION 13, YOU MUST HAVE ALLOCATED 100% OF THE REMAINING PORTION TO THE DCA PROGRAM YOU HAVE ELECTED.

       Your allocation in either Section 12 or 13 must total 100%.

    1. |_| OPTION 1: If the Annuitant is older than 80 on the Contract Date, you may NOT elect this benefit. If the Annuitant is between the ages of 76 and 80 on the Contract Date, you may allocate only to the 7 Year FMO. If the Annuitant is 75 or younger on the Contract Date, you may allocate to any of the FMOs below.

           |_| 7 years   |_| 8 years   |_| 9 years   |_| 10 years

           Under Option 1, an amount is allocated to a Fixed Maturity Option
           (FMO) so that its maturity value will equal your initial Contribution at the end of the number of years above. (Only available if the FMO rate to maturity is more than 3%.)

    2. |_| OPTION 2: The Annuitant must be age 75 or younger on the Contract Date. Your election cannot be changed after contract has been issued. This feature is subject to an additional charge.

           If electing this feature, we allocate a portion of your initial Contribution to a 10 year FMO.

--------------------------------------------------------------------------------

                                                                    IMMEDIATE
(1) FIXED MATURITY OPTIONS (FMOS)*                                 ALLOCATION
    (ONLY AVAILABLE IF THE RATE TO MATURITY IS MORE THAN 3%.)       USE WHOLE
       MATURITY DATE                                              NUMBERS ONLY
                                                                  -------------

(1001) 1 year after contribution date ............................  ________ %

(1002) 2 years after contribution date ...........................  ________ %

(1003) 3 years after contribution date ...........................  ________ %

(1004) 4 years after contribution date ...........................  ________ %

(1005) 5 years after contribution date ...........................  ________ %

(1006) 6 years after contribution date ...........................  ________ %

(1007) 7 years after contribution date ...........................  ________ %

(1008) 8 years after contribution date ...........................  ________ %

(1009) 9 years after contribution date ...........................  ________ %

(1010) 10 years after contribution date ..........................  ________ %

                                                  SUBTOTAL (1)      ________ %


--------------------------------------------------------------------------------
(2) GUARANTEED INTEREST ACCOUNT (GIA)* ...........................  ________ %

                                                  SUBTOTAL (2)      ________ %

+ THE MAXIMUM ALLOCATION TO GIA IS LIMITED TO 25% OF YOUR CONTRIBUTION.


               CONTINUE TO THE NEXT PAGE FOR IMMEDIATE ALLOCATION
                     VARIABLE INVESTMENT OPTIONS SELECTION.

--------------------------------------------------------------------------------

2004 App 02                                          Accumulator Elite Series 04
                                                                     Page 3 of 8

THIS SECTION FOR IMMEDIATE ALLOCATIONS
FOR ASSISTANCE WITH THIS SECTION CALL 1-888-517-9900


(3) VARIABLE INVESTMENT OPTIONS                             WHOLE NUMBERS ONLY
--------------------------------------------------------------------------------


LARGE CAP
---------
AXA Premier VIP Aggressive Equity ............................. (1202)  _____%
AXA Premier VIP Large Cap Growth .............................. (1197)  _____%
EQ/Alliance Large Cap Growth .................................. (1209)  _____%
EQ/Calvert Socially Responsible ............................... (1215)  _____%
EQ/Capital Guardian Growth .................................... (1233)  _____%
EQ/Evergreen Omega ............................................ (1221)  _____%
EQ/Janus Large Cap Growth ..................................... (1225)  _____%
EQ/Marsico Focus .............................................. (1227)  _____%
EQ/MFS Emerging Growth Companies .............................. (1229)  _____%
EQ/Montag & Caldwell Growth ................................... (1397)  _____%
EQ/TCW Equity ................................................. (1395)  _____%
AXA Premier VIP Large Cap Core Equity ......................... (1196)  _____%
EQ/Alliance Common Stock ...................................... (1203)  _____%
EQ/Capital Guardian Research .................................. (1218)  _____%
EQ/Capital Guardian U.S. Equity ............................... (1217)  _____%
EQ/Equity 500 Index ........................................... (1220)  _____%
EQ/Legg Mason Value Equity+ ................................... (1665)  _____%
EQ/Lord Abbett Large Cap Core ................................. (1584)  _____%
EQ/MFS Investors Trust ........................................ (1230)  _____%
EQ/UBS Growth and Income ...................................... (1398)  _____%
AXA Premier VIP Large Cap Value ............................... (1198)  _____%
EQ/Alliance Growth and Income ................................. (1204)  _____%
EQ/Bernstein Diversified Value ................................ (1214)  _____%
EQ/Boston Advisors Equity Income .............................. (1396)  _____%
EQ/JPMorgan Value Opportunities ............................... (1231)  _____%
EQ/Lord Abbett Growth and Income .............................. (1583)  _____%
EQ/Mercury Basic Value Equity ................................. (1228)  _____%
EQ/Van Kampen Comstock ........................................ (1586)  _____%
--------------------------------------------------------------------------------
MID CAP
-------
AXA Premier VIP Mid Cap Growth+ ............................... (1199)  _____%
EQ/Van Kampen Mid Cap Growth .................................. (1587)  _____%
EQ/FI Mid Cap ................................................. (1222)  _____%
AXA Premier VIP Mid Cap Value+ ................................ (1200)  _____%
EQ/Ariel Appreciation II+ ..................................... (1663)  _____%
EQ/FI Mid Cap Value+ .......................................... (1223)  _____%
EQ/Lord Abbett Mid Cap Value .................................. (1585)  _____%
--------------------------------------------------------------------------------
SMALL CAP
---------
EQ/Alliance Small Cap Growth .................................. (1211)  _____%
EQ/Bear Stearns Small Company Growth .......................... (1399)  _____%
EQ/Wells Fargo Montgomery Small Cap ........................... (1401)  _____%
EQ/Small Company Index ........................................ (1234)  _____%
EQ/GAMCO Small Company Value+ ................................. (1400)  _____%
EQ/Lazard Small Cap Value ..................................... (1226)  _____%
--------------------------------------------------------------------------------
INTERNATIONAL STOCKS
--------------------
AXA Premier VIP International Equity .......................... (1195)  _____%
EQ/Alliance International ..................................... (1207)  _____%
EQ/Capital Guardian International ............................. (1216)  _____%
EQ/International Growth ....................................... (1579)  _____%
EQ/Mercury International Value ................................ (1232)  _____%
EQ/Van Kampen Emerging Markets Equity ......................... (1219)  _____%
--------------------------------------------------------------------------------
HIGH YIELD BONDS
----------------
AXA Premier VIP High Yield .................................... (1205)  _____%
EQ/Caywood-Scholl High Yield Bond ............................. (1577)  _____%
--------------------------------------------------------------------------------



(3) VARIABLE INVESTMENT OPTIONS                             WHOLE NUMBERS ONLY
--------------------------------------------------------------------------------


INVESTMENT GRADE BONDS
----------------------
EQ/Short Duration Bond* ....................................... (1582)  _____%
AXA Premier VIP Core Bond ..................................... (1193)  _____%
EQ/Alliance Intermediate Gov't. Securities* ................... (1206)  _____%
EQ/Alliance Quality Bond ...................................... (1210)  _____%
EQ/JPMorgan Core Bond+ ........................................ (1224)  _____%
EQ/Long Term Bond ............................................. (1580)  _____%
EQ/PIMCO Real Return .......................................... (1581)  _____%
EQ/Evergreen International Bond+ .............................. (1664)  _____%
--------------------------------------------------------------------------------
CASH EQUIVALENTS
----------------
EQ/Money Market* .............................................. (1208)  _____%
--------------------------------------------------------------------------------
ASSET ALLOCATION
----------------
AXA Conservative Allocation ................................... (1183)  _____%
AXA Conservative-Plus Allocation .............................. (1184)  _____%
AXA Moderate Allocation ....................................... (1185)  _____%
AXA Moderate-Plus Allocation .................................. (1186)  _____%
AXA Aggressive Allocation ..................................... (1187)  _____%
--------------------------------------------------------------------------------
SPECIALTY
---------
AXA Premier VIP Health Care ................................... (1194)  _____%
AXA Premier VIP Technology .................................... (1201)  _____%
EQ/GAMCO Mergers and Acquisitions+ ............................ (1578)  _____%
Laudus Rosenberg VIT Value Long/Short Equity .................. (1188)  _____%
U.S. Real Estate .............................................. (1192)  _____%
--------------------------------------------------------------------------------

                                                            SUBTOTAL (3)_____%
FIXED MATURITY OPTIONS SUBTOTAL (1) ...........................      (1)_____%
GUARANTEED INTEREST ACCOUNT SUBTOTAL (2) ......................      (2)_____%
VARIABLE INVESTMENT OPTIONS SUBTOTAL (3) ......................      (3)_____%
                                                                   Total  100%

TOTAL OF ALL IMMEDIATE ALLOCATIONS (SUBTOTALS (1) + (2) + (3)) MUST EQUAL 100%.

* Contributions allocated to these Investment Options will cause the GMDB and GMIB Rollup portion of your benefit base to grow at 3%. (If elected.)

+ The name changes and fund additions will take place on or about October 17, 2005.

--------------------------------------------------------------------------------

2004 App 02                                          Accumulator Elite Series 04
                                                                     Page 4 of 8

THIS SECTION FOR DCA ONLY

--------------------------------------------------------------------------------
OPTIONAL        13. DOLLAR COST AVERAGING ALLOCATIONS AMONG INVESTMENT OPTIONS
------------------------------------------------------------------------------

YOU MAY CHOOSE EITHER SPECIAL DOLLAR COST AVERAGING OR GENERAL DOLLAR COST AVERAGING. YOU MAY NOT CHOOSE BOTH. IF YOU ELECT A GPB PROGRAM IN SECTION 12B AND YOU WISH TO ELECT A DCA PROGRAM, YOU MUST ALLOCATE 100% OF REMAINING FUNDS TO A SPECIAL DCA PROGRAM OR AN EQ/MONEY MARKET DCA PROGRAM BELOW. A PARTIAL DCA ALLOCATION WITH THE REMAINING FUNDS IS NOT PERMITTED. IF YOU ELECTED SPECIAL DCA, YOU MAY NOT ELECT GWB IN SECTION 9. (PROGRAMS SUBJECT TO STATE AVAILABILITY.)

--------------------------------------------------------------------------------
A. |_| SPECIAL DOLLAR COST AVERAGING (SPECIAL DCA)
       CHOOSE TIME PERIOD:

       |_| 3 months

       |_| 6 months

       |_| 12 months

SPECIFY INITIAL CONTRIBUTION AMOUNT TO BE ALLOCATED TO THE ACCOUNT FOR SPECIAL DCA - YOU MUST CHOOSE ONE OPTION BELOW:

       |_|  100%
       |_|  ________ % or
       |_|  $_______ Allocation to Special DCA Account ($2,000 minimum)

Use the DCA allocation column on the next page for amounts to be transferred under the Special DCA program. If not allocating entire initial Contribution to Special DCA, you must check Section 12A and allocate the remaining portion to the Immediate Allocation column. If you do not complete Section 12A, the remaining funds will be allocated using the DCA Allocations chosen on the next page.
--------------------------------------------------------------------------------

              FOR ASSISTANCE WITH THIS SECTION CALL 1-888-517-9900

--------------------------------------------------------------------------------

B. GENERAL DOLLAR COST AVERAGING (GENERAL DCA) (YOU MAY CHOOSE
   ONLY ONE OF THE TWO OPTIONS LISTED BELOW)
   You must check the box in Section 12A and allocate your entire Contribution according to instructions in that Section. If you do not complete Section 12, 100% of your Contribution will be allocated to either GIA or EQ/Money Market, depending on your election below.

1. |_| GUARANTEED INTEREST ACCOUNT (GIA)+* - INTEREST SWEEP OPTION
   (In Section 12A, you must allocate a minimum of $7,500 to the GIA. Use the DCA Allocation column on the next page for the Interest Sweep transfer percentages.)

2. |_| GENERAL DCA - FIXED PERIOD OPTION (PLEASE CHOOSE ONE SOURCE TO DEPLETE)

       |_|  GIA+*
       |_|  EQ/Money Market*

       PLEASE DEPLETE MY GENERAL DCA ACCOUNT MONTHLY OVER THE FOLLOWING TIME
       PERIOD:

       |_|  6 months
       |_|  12 months
       |_|  other ____ (months)

       (In Section 12A, you must allocate a minimum of $5,000 to the GIA or the EQ/Money Market, whichever you checked above. Use the DCA allocation column on the next page for the transfer percentages and choose a fixed period above.)

       + THE MAXIMUM ALLOCATION TO GIA IS LIMITED TO 25% OF YOUR CONTRIBUTION.

CONTINUE TO THE NEXT PAGE FOR DOLLAR COST AVERAGING VARIABLE INVESTMENT OPTIONS
                                  ALLOCATION.

--------------------------------------------------------------------------------

2004 App 02                                          Accumulator Elite Series 04
                                                                     Page 5 of 8

THIS SECTION FOR DCA ONLY
FOR ASSISTANCE WITH THIS SECTION CALL 1-888-517-9900

--------------------------------------------------------------------------------
ALLOCATE MY SPECIAL DCA, GENERAL DCA INTEREST SWEEP OR GENERAL DCA FIXED PERIOD OPTION TRANSFERS TO THE FOLLOWING VARIABLE INVESTMENT OPTIONS. THE FOLLOWING DCA ALLOCATIONS ALSO APPLY TO NEW CONTRIBUTIONS UNLESS I HAVE COMPLETED SECTION 12 OR CHANGED MY ALLOCATIONS FOR NEW CONTRIBUTIONS.

VARIABLE INVESTMENT OPTIONS                                   WHOLE NUMBERS ONLY
--------------------------------------------------------------------------------
LARGE CAP
---------
AXA Premier VIP Aggressive Equity                               (1202)  _____%
AXA Premier VIP Large Cap Growth                                (1197)  _____%
EQ/Alliance Large Cap Growth                                    (1209)  _____%
EQ/Calvert Socially Responsible                                 (1215)  _____%
EQ/Capital Guardian Growth                                      (1233)  _____%
EQ/Evergreen Omega                                              (1221)  _____%
EQ/Janus Large Cap Growth                                       (1225)  _____%
EQ/Marsico Focus                                                (1227)  _____%
EQ/MFS Emerging Growth Companies                                (1229)  _____%
EQ/Montag & Caldwell Growth                                     (1397)  _____%
EQ/TCW Equity                                                   (1395)  _____%
AXA Premier VIP Large Cap Core Equity                           (1196)  _____%
EQ/Alliance Common Stock                                        (1203)  _____%
EQ/Capital Guardian Research                                    (1218)  _____%
EQ/Capital Guardian U.S. Equity                                 (1217)  _____%
EQ/Equity 500 Index                                             (1220)  _____%
EQ/Legg Mason Value Equity+                                     (1665)  _____%
EQ/Lord Abbett Large Cap Core                                   (1584)  _____%
EQ/MFS Investors Trust                                          (1230)  _____%
EQ/UBS Growth and Income                                        (1398)  _____%
AXA Premier VIP Large Cap Value                                 (1198)  _____%
EQ/Alliance Growth and Income                                   (1204)  _____%
EQ/Bernstein Diversified Value                                  (1214)  _____%
EQ/Boston Advisors Equity Income                                (1396)  _____%
EQ/JPMorgan Value Opportunities                                 (1231)  _____%
EQ/Lord Abbett Growth and Income                                (1583)  _____%
EQ/Mercury Basic Value Equity                                   (1228)  _____%
EQ/Van Kampen Comstock                                          (1586)  _____%
--------------------------------------------------------------------------------
MID CAP
-------
AXA Premier VIP Mid Cap Growth+                                 (1199)  _____%
EQ/Van Kampen Mid Cap Growth                                    (1587)  _____%
EQ/FI Mid Cap                                                   (1222)  _____%
AXA Premier VIP Mid Cap Value+                                  (1200)  _____%
EQ/Ariel Appreciation II+                                       (1663)  _____%
EQ/FI Mid Cap Value+                                            (1223)  _____%
EQ/Lord Abbett Mid Cap Value                                    (1585)  _____%
--------------------------------------------------------------------------------
SMALL CAP
---------
EQ/Alliance Small Cap Growth                                    (1211)  _____%
EQ/Bear Stearns Small Company Growth                            (1399)  _____%
EQ/Wells Fargo Montgomery Small Cap                             (1401)  _____%
EQ/Small Company Index                                          (1234)  _____%
EQ/GAMCO Small Company Value+                                   (1400)  _____%
EQ/Lazard Small Cap Value                                       (1226)  _____%
--------------------------------------------------------------------------------
INTERNATIONAL STOCKS
--------------------
AXA Premier VIP International Equity                            (1195)  _____%
EQ/Alliance International                                       (1207)  _____%
EQ/Capital Guardian International                               (1216)  _____%
EQ/International Growth                                         (1579)  _____%
EQ/Mercury International Value                                  (1232)  _____%
EQ/Van Kampen Emerging Markets Equity                           (1219)  _____%
--------------------------------------------------------------------------------



VARIABLE INVESTMENT OPTIONS                                   WHOLE NUMBERS ONLY
--------------------------------------------------------------------------------

HIGH YIELD BONDS
----------------
AXA Premier VIP High Yield                                      (1205)  _____%
EQ/Caywood-Scholl High Yield Bond                               (1577)  _____%
--------------------------------------------------------------------------------
INVESTMENT GRADE BONDS
----------------------
EQ/Short Duration Bond*                                         (1582)  _____%
AXA Premier VIP Core Bond                                       (1193)  _____%
EQ/Alliance Intermediate Gov't. Securities*                     (1206)  _____%
EQ/Alliance Quality Bond                                        (1210)  _____%
EQ/JPMorgan Core Bond+                                          (1224)  _____%
EQ/Long Term Bond                                               (1580)  _____%
EQ/PIMCO Real Return                                            (1581)  _____%
EQ/Evergreen International Bond+                                (1664)  _____%
--------------------------------------------------------------------------------
CASH EQUIVALENTS
----------------
EQ/Money Market*                                                (1208)  _____%
--------------------------------------------------------------------------------
ASSET ALLOCATION
----------------
AXA Conservative Allocation                                     (1183)  _____%
AXA Conservative-Plus Allocation                                (1184)  _____%
AXA Moderate Allocation                                         (1185)  _____%
AXA Moderate-Plus Allocation                                    (1186)  _____%
AXA Aggressive Allocation                                       (1187)  _____%
--------------------------------------------------------------------------------
SPECIALTY
---------
AXA Premier VIP Health Care                                     (1194)  _____%
AXA Premier VIP Technology                                      (1201)  _____%
EQ/GAMCO Mergers and Acquisitions+                              (1578)  _____%
Laudus Rosenberg VIT Value Long/Short Equity                    (1188)  _____%
U.S. Real Estate                                                (1192)  _____%
--------------------------------------------------------------------------------

                                                                      TOTAL 100%

* Contributions allocated to these Investment Options will cause the GMDB and GMIB Rollup portion of your benefit base to grow at 3%. (If elected.)

+ The name changes and fund additions will take place on or about October 17, 2005.

--------------------------------------------------------------------------------

2004 App 02                                          Accumulator Elite Series 04
                                                                     Page 6 of 8

--------------------------------------------------------------------------------
14. SUITABILITY
---------------

A. DID YOU RECEIVE THE ACCUMULATOR ELITE PROSPECTUS?         |_| YES |_| NO

   DATE AS PRINTED ON PROSPECTUS -----------------------------------------------

   DATE AS PRINTED ON ANY PROSPECTUS SUPPLEMENT(S)------------------------------

              CONSENT FOR DELIVERY OF INITIAL PROSPECTUS ON CD-ROM

   |_| YES. By checking this box and signing the application below, I acknowledge that I received the initial prospectus on computer readable compact disk "CD," and that my computer has a CD port and I am able to access the CD information. In order to retain the prospectus indefinitely, I understand that I must print it. I also understand that I may request a prospectus in paper format at any time by calling Customer Service at 1-800-789-7771, and that all subsequent prospectus updates and supplements will be provided to me in paper format, unless I enroll in AXA Equitable's Electronic Delivery Service.

B. Do you believe this purchase transaction is in accordance with your
   investment objectives?                                         |_| Yes |_| No

C. Do you have any other existing life insurance or annuities?    |_| Yes |_| No

D. Have you purchased another AXA Equitable annuity contract in
   the last year?                                                 |_| Yes |_| No

   If Yes, provide the name of the AXA Equitable product
                                                        -----------------------
   and contract number
                      ---------------------------------------------------------

E. Will any existing life insurance or annuity be (or has it been) surrendered, withdrawn from, loaned against, changed or otherwise reduced in value, or replaced in connection with this transaction assuming the certificate/
   contract applied for will be issued?                           |_| Yes |_| No

   If YES, complete the following:

--------------------------------------------------------------------------------
Year Issued                                         Type of Plan

--------------------------------------------------------------------------------
Company                                             Certificate/Contract Number

F. Are you applying for this certificate/contract in a state other than your
   state of residence?                                            |_| Yes |_| No

   If YES, please provide reason:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
OPTIONAL  15. BROKER TRANSFER AUTHORIZATION
-------------------------------------------

"I designate ____________________________________ to act as my agent in giving transfer instructions by telephone or electronically, and I authorize AXA Equitable to act on such instructions. I understand that AXA Equitable (i) may rely in good faith on the stated identity of a person placing such instructions, and (ii) will have no liability for any claim, loss, liability or expense that may arise in connection with such instructions. AXA Equitable will continue to act upon this authorization until such time as it receives my written notification of a change at its processing office. AXA Equitable may (i) change or terminate telephone or electronic or overnight mail transfer procedures at any time without prior notice, and (ii) restrict fax, internet, telephone and other electronic transfer services because of disruptive transfer activity."

--------------------------------------------------------------------------------
OPTIONAL   16. SYSTEMATIC WITHDRAWALS
-------------------------------------

(NQ and IRA certificates/contracts). For IRA certificates/contracts, available only if you are age 591/2 to 701/2. Other withdrawal options are available for IRA and Rollover TSA certificates/contracts.

FREQUENCY:  |_| Monthly              |_| Quarterly            |_| Annually
                (Max 0.8% of             (Max 2.4% of             (Max 10% of
                Account Value)           Account Value)           Account Value)


START DATE*: _________________ (Month, Day)

AMOUNT OF WITHDRAWAL: $    ____________ or

                           ____________ % of Account Value (Minimum $250.00)

WITHHOLDING ELECTION INFORMATION
We will automatically withhold 10% Federal income tax unless otherwise instructed.

|_| I do not want to have Federal income tax withheld.
    (U.S. residence address and Social Security No./TIN required)

* You must wait at least 28 days after your contract issue date before systematic withdrawals can begin. They cannot be made later than the 28th day of a month.

--------------------------------------------------------------------------------
OPTIONAL  17. FUND REBALANCING
------------------------------

THIS OPTION IS NOT AVAILABLE IF YOU HAVE ELECTED ANY OF THE DCA PROGRAMS IN
SECTION 13.

ANY CHANGES TO THIS PROGRAM MUST BE MADE IN WRITING. ADDITIONAL VARIABLE INVESTMENT OPTION TRANSFERS YOU MAY MAKE WILL NOT MODIFY OR CANCEL THIS PROGRAM.

Your account value in the variable investment options will be rebalanced quarterly, semi-annually, or annually on a Contract Year basis according to the percentages indicated in Section 12 (excludes amounts in FMOs and GIA). Rebalancing will be on the same day of the month as the Contract Date.

SELECT REBALANCING FREQUENCY: (Choose one)

|_| Quarterly           |_| Semi-Annually          |_| Annually

--------------------------------------------------------------------------------

2004 App 02                                          Accumulator Elite Series 04
                                                                     Page 7 of 8

--------------------------------------------------------------------------------
18. FRAUD WARNINGS
------------------

ARKANSAS/KENTUCKY/NEW MEXICO: Any person who knowingly and with intent to defraud any insurance company or other person files an enrollment form/application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

COLORADO: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a contract owner or claimant for the purpose of defrauding or attempting to defraud the contract owner or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

FLORIDA/OKLAHOMA: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD OR DECEIVE AN INSURER FILES A STATEMENT OF CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE, OR MISLEADING INFORMATION IS GUILTY OF A FELONY. (IN FLORIDA, A PERSON IS GUILTY OF A FELONY OF THE THIRD DEGREE.)

DISTRICT OF COLUMBIA/LOUISIANA/MAINE/TENNESSEE: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines, or a denial of insurance benefits.

NEW JERSEY: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

OHIO: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an enrollment form/application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

ALL OTHER STATES: Any person who knowingly and with intent to defraud any insurance company files an enrollment form/application or statement of claim containing any materially false, misleading or incomplete information may be guilty of a crime which may be punishable under state or Federal law.

--------------------------------------------------------------------------------
19. ACKNOWLEDGEMENT
-------------------

All information and statements furnished in this enrollment form/application are true and complete to the best of my knowledge and belief. I understand and acknowledge that no registered representative has the authority to make or modify any certificate/contract on behalf of AXA Equitable, or to waive or alter any of AXA Equitable's rights and regulations. I understand that the account value attributable to allocations to the variable investment options and variable annuity benefit payments, if a variable settlement option has been elected, may increase or decrease and are not guaranteed as to dollar amount. I understand that my Fixed Maturity Option amount may increase or decrease in accordance with a market value adjustment until the expiration date. IF I HAVE ELECTED GMIB, I UNDERSTAND THAT (1) THE INTEREST RATE USED FOR THE GMIB DOES NOT REPRESENT A GUARANTEE OF MY ACCOUNT VALUE OR CASH VALUE, AND (2) IF I SUBSEQUENTLY EXERCISE THE GMIB GUARANTEED MINIMUM INCOME BENEFIT, IT MUST BE IN THE FORM OF A LIFETIME INCOME. AXA Equitable may accept amendments to this enrollment form/application provided by me or under my authority. I understand that any change made to the benefits applied for, or to the age at issue, must be agreed to in writing on an amendment.

I understand that in the case of IRAs, Qualified Plans and TSAs that provide tax deferral under the Internal Revenue Code, by signing this enrollment form/application I acknowledge that I am buying the certificate/contract for its features and benefits other than tax deferral, as the tax deferral feature of the certificate/contract does not provide additional benefits.

X
--------------------------------------------------------------------------------
Proposed Annuitant's Signature      Signed at: City, State            Date

X
--------------------------------------------------------------------------------
Proposed Owner's Signature
(if other than annuitant)           Signed at: City, State            Date

X
--------------------------------------------------------------------------------
Proposed Joint Owner's Signature
(if other than annuitant)           Signed at: City, State            Date

--------------------------------------------------------------------------------
REGISTERED REPRESENTATIVE SECTION   MANDATORY
---------------------------------------------

DO YOU HAVE REASON TO BELIEVE THAT ANY EXISTING LIFE INSURANCE
OR ANNUITY HAS BEEN OR WILL BE SURRENDERED, WITHDRAWN FROM,
LOANED AGAINST, CHANGED OR OTHERWISE REDUCED IN VALUE, OR REPLACED
IN CONNECTION WITH THIS TRANSACTION, ASSUMING THE CERTIFICATE/
CONTRACT APPLIED FOR WILL BE ISSUED ON THE LIFE OF THE
ANNUITANT?                                                     |_| YES    |_| NO


X
-----------------------------------------------------------------------------------------------------------------------------------
Registered Representative Signature   % Print Name & No. of Registered Representative    Rep. Phone No.


-----------------------------------------------------------------------------------------------------------------------------------
Broker-Dealer/Branch                  Client Account No.                                 Registered Representative  Soc. Sec. No.


-----------------------------------------------------------------------------------------------------------------------------------
Florida License ID# (If Applicable)   E-Mail Address

X
-----------------------------------------------------------------------------------------------------------------------------------
Registered Representative Signature   % Print Name & No. of Registered Representative    Rep. Phone No.

-----------------------------------------------------------------------------------------------------------------------------------
Broker-Dealer/Branch                  Client Account No.                                 Registered Representative  Soc. Sec. No.

-----------------------------------------------------------------------------------------------------------------------------------
Florida License ID# (If Applicable)   E-Mail Address


FOR REGISTERED REPRESENTATIVE USE ONLY.
Contact your home office for program information.

|_| OPTION I.    |_| OPTION II.    |_| OPTION III.    |_| OPTION IV.
(Once selected, program cannot be changed.)

--------------------------------------------------------------------------------

                                                     Accumulator Elite Series 04
2004 App 02                                              Cat. No. 133648 (10/05)
                                                                     Page 8 of 8